UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 14, 2014

SAFEWAY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-00041	94-3019135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of principal executive offices)	(Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 14, 2014, Safeway Inc. (“Safeway”) announced that it had completed the spin-off of Blackhawk Network Holdings, Inc. (“Blackhawk”) by means of a special stock dividend of 37,838,709 shares of Blackhawk Class B common stock (the “Distribution”) that Safeway owned to Safeway’s stockholders of record as of the close of business on April 3, 2014 (the “Record Date”). Each of the holders of Safeway’s common stock received 0.164291 of a share of Blackhawk Class B common stock for each outstanding share of Safeway common stock they owned as of the Record Date. No fractional shares of Blackhawk Class B common stock were distributed. Instead, Safeway stockholders will receive cash in lieu of any fraction of a share of Blackhawk Class B common stock that they otherwise would have received.

In the aggregate, Safeway distributed 37,838,709 shares of Blackhawk Class B common stock to Safeway’s stockholders. Based on the closing price of shares of Blackhawk Class B common stock, which has been trading since April 1, 2014 on a when-issued basis on the NASDAQ Global Select Market under the symbol “HAWKV,” of $24.26 per share on April 14, 2014, the aggregate market value of the shares distributed was approximately $918 million. As previously announced, Safeway and Albertsons have announced an agreement under which AB Acquisition LLC, an affiliate of Albertsons, will acquire Safeway (the “Merger”). Assuming that the acquisition of Safeway by AB Acquisition LLC is completed as contemplated by the Agreement and Plan of Merger entered into by Safeway and AB Acquisition LLC on March 6, 2014, it is expected that the Distribution will constitute a taxable distribution to Safeway and Safeway’s stockholders for U.S. federal income tax purposes. In anticipation of the completion of the Merger, Safeway intends to treat the Distribution as a taxable distribution to Safeway stockholders for U.S. federal income tax purposes, including for purposes of the U.S. federal tax withholding rules. Accordingly, the amount of the Distribution otherwise payable to certain Safeway stockholders, including non-U.S. stockholders, will be reduced in connection with any applicable withholding taxes. The U.S. federal income tax consequences of the Distribution are described in greater detail in an information statement mailed to stockholders and filed by Safeway with the SEC on Form 8-K on April 8, 2014.

Safeway stockholders are urged to contact their tax advisors regarding this transaction and the related tax consequences, including potential withholding tax consequences. Registered stockholders may contact Computershare Shareholder Services at (877) 498-8861 or (781) 575-2879 from outside the United States and Canada regarding withholding requirements and any related required documentation. Beneficial stockholders who hold their Safeway shares through an institution such as a brokerage firm, bank or other institution, should contact the broker, bank or other institution where they maintain their account regarding the pending distribution regarding withholding requirements and any related required documentation.

Attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by this reference, is a copy of Safeway’s press release dated April 14, 2014, announcing the completion of the Distribution.

Item 8.01.	Other Events.

The information set forth in Item 2.01 above is incorporated herein by reference.

Additional Information About the Acquisition and Where to Find it

This filing does not constitute a solicitation of any vote or approval in respect of the proposed Merger transaction involving Safeway or otherwise. In connection with the Merger, a special stockholder meeting will be announced soon to obtain stockholder approval. In connection with the Merger, Safeway intends to file relevant materials, including a proxy statement, with the Securities and Exchange Commission (the “SEC”). Investors and security holders of Safeway are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about the Company, Albertsons and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any other documents filed by Safeway with the Securities and Exchange Commission, may be obtained free of charge at the SEC’s website at www.sec.gov, at Safeway’s website at www.Safeway.com or by sending a written request to Safeway at 5918 Stoneridge Mall Road, Pleasanton, California 94588, Attention: Investor Relations.

Participants in the Solicitation

Safeway and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the stockholders of Safeway in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Safeway’s stockholders in connection with the proposed transaction and their ownership of Safeway’s common stock will be set forth in

Safeway’s proxy statement for its special meeting. Investors can find more information about Safeway’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 28, 2013 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 1, 2013.

Forward-Looking Statements

This filing contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are indicated by words such as “expects,” “will,” “plans,” “intends,” “committed to,” “estimates” and “is.” No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither Safeway nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Safeway’s control. These factors include: failure to obtain stockholder approval of the Merger; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. Safeway undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to Safeway’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

Unaudited pro forma financial information of Safeway to give effect to the Distribution is included in Exhibit 99.2 filed herewith and incorporated by reference into this Item 9.01.

(d)	Exhibits.

99.1	Press release of Safeway Inc. dated April 14, 2014

99.2	Pro forma financial information of Safeway Inc. (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeway Inc.
(Registrant)

Date: April 15, 2014	By:	/s/ Robert A. Gordon
Robert A. Gordon
Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release of Safeway Inc. dated April 14, 2014

99.2	Pro forma financial information of Safeway Inc. (unaudited)